The Market Opportunities Portfolio
Consolidated Schedule of Investments
March 31, 2025 (Unaudited)

COMMON STOCKS - 59.6%	Shares	Value
Administrative and Support Services - 0.0%(a)
RB Global, Inc.	1,400	$140,420

Aerospace and Defense - 0.0%(a)
CACI International, Inc. - Class A (b)	300	110,076

Agencies, Brokerages, and Other Insurance Related Activities - 0.1%
Brookfield Wealth Solutions Ltd. (c)	4,617	240,915

Asset Management - 0.0%(a)
Investor AB (b)	4,800	142,470

Coal Mining - 0.0%(a)
Core Natural Resources, Inc.	2	154

Computing Infrastructure Providers, Data Processing, Web Hosting, and Related Services - 0.1%
Broadridge Financial Solutions, Inc.	1,800	436,428

Data Processing, Hosting, and Related Services - 0.6%
Mastercard, Inc. - Class A	1,000	548,120
Visa, Inc. - Class A	4,000	1,401,840
		1,949,960

Diversified Real Estate Activities - 0.0%(a)
PrairieSky Royalty Ltd.	200	3,607

Entertainment - 0.0%(a)
IG Port, Inc.	4,000	53,177

Financial Services - 0.1%
Hellenic Exchanges - Athens Stock Exchange SA	36,000	211,763
Hong Kong Exchanges & Clearing Ltd.	100	4,431
Value Partners Group Ltd. (b)	2,000	398
		216,592

Funds, Trusts, and Other Financial Vehicles - 0.3%
Mesabi Trust	41,200	1,120,640

Global Exchanges - 0.5%
ASX Ltd.	4,400	179,092
Deutsche Boerse AG	1,800	529,601
Euronext NV (d)	2,520	364,317
Japan Exchange Group, Inc. - ADR (c)	8,200	84,132
London Stock Exchange Group PLC	600	88,821
NZX Ltd.	364,202	328,773
		1,574,736

Insurance Carriers - 0.0%(a)
Fairfax Financial Holdings Limited	2	2,894

Insurance Carriers and Related Activities - 0.0%(a)
Arthur J. Gallagher & Co.	400	138,096

Legal Services - 0.0%(a)
CRA International, Inc.	36	6,235

Live Sports (Spectator Sports) - 0.0%(a)
BIGLEAGUE (b)(e)	2,455	135,025

Management of Companies and Enterprises - 6.3%
Associated Capital Group, Inc. - Class A	77,000	2,950,640
Fairfax India Holdings Corp. (b)(d)	32,000	544,000
Galaxy Digital Holdings Ltd. (b)(c)	96,800	1,020,434
Hawaiian Electric Industries, Inc. (b)	1,298,000	14,213,100
White Mountains Insurance Group Ltd.	1,658	3,192,993
		21,921,167

Management, Scientific, and Technical Consulting Services - 0.0%(a)
Booz Allen Hamilton Holding Corp.	144	15,060

Media - 0.0%(a)
AlphaPolis Co. Ltd.	200	1,891
Nippon Television Holdings, Inc.	400	8,145
Toei Animation Co. Ltd.	400	8,267
		18,303

Mining (except Oil and Gas) - 1.4%
Franco-Nevada Corp.	14,600	2,300,376
Wheaton Precious Metals Corp.	32,000	2,484,160
		4,784,536

Miscellaneous Durable Goods Merchant Wholesalers - 0.0%(a)
A-Mark Precious Metals, Inc.	3,200	81,184

Motor Vehicle and Parts Dealers - 0.0%(a)
AutoNation, Inc. (b)	10	1,619

Nonmetallic Mineral Mining and Quarrying - 0.0%(a)
Anglo American PLC - ADR	8,000	111,840

Nonmetallic Mineral Product Manufacturing - 0.0%(a)
Eagle Materials, Inc.	4	888

Offices of Real Estate Agents and Brokers - 2.5%
Landbridge Co. LLC - Class A	118,000	8,488,920

Oil and Gas Extraction - 42.1%(f)
Permian Basin Royalty Trust	127,450	1,263,030
Texas Pacific Land Corp. (g)	108,984	144,402,710
		145,665,740

Other Crop Farming - 0.0%(a)
JG Boswell Co.	2	1,008

Other Financial Investment Activities - 0.5%
Bakkt Holdings, Inc. (b)(c)	32,000	277,440
GAMCO Investors, Inc. - Class A	58,600	1,354,832
		1,632,272

Other Investment Pools and Funds - 1.9%
Partners Value Investments LP (b)	43,516	4,535,607
Urbana Corp.	43,700	177,952
Urbana Corp. - Class A	419,300	1,678,307
		6,391,866

Professional, Scientific, and Technical Services - 0.0%(a)
Science Applications International Corp.	200	22,454

Real Estate - 0.0%(a)
Tejon Ranch Co. (b)	3,000	47,550

Securities and Commodities Exchanges - 2.3%
Cboe Global Markets, Inc.	8,000	1,810,320
CME Group, Inc.	5,800	1,538,682
Intercontinental Exchange, Inc.	12,900	2,225,250
Miami International Holdings Inc. (b)(e)	95,000	1,055,450
Nasdaq, Inc.	7,200	546,192
TMX Group Ltd.	18,000	657,184
		7,833,078

Securities and Commodity Contracts Intermediation and Brokerage - 0.0%(a)
Affiliated Managers Group, Inc.	190	31,925
MarketAxess Holdings, Inc.	48	10,385
		42,310

Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.0%(a)
Brookfield Asset Management Ltd.	806	39,051
OTC Markets Group, Inc. - Class A	800	37,960
S&P Global, Inc.	113	57,415
		134,426

Support Activities for Mining - 0.5%
Aris Water Solutions, Inc. - Class A	50,000	1,602,000

Support Activities for Water Transportation - 0.4%
Clarkson PLC	29,000	1,275,544
TOTAL COMMON STOCKS (Cost $58,525,078)		206,343,190

UNIT INVESTMENT TRUSTS - 12.5%	Shares	Value
Grayscale Bitcoin Mini Trust ETF (b)	119,774	4,370,553
Grayscale Bitcoin Trust ETF (b)	598,874	39,028,618
Grayscale Ethereum Classic Trust (b)	12	92
Grayscale Litecoin Trust (b)	8	53
		43,399,316
TOTAL UNIT INVESTMENT TRUSTS (Cost $1,794,178)		43,399,316

WARRANTS - 0.2%	Contracts	Value
Other Investment Pools and Funds - 0.2%
Partners Value Investments LP, Expires 06/30/2026, Exercise Price $11.50 (b)	43,516	529,189

Securities and Commodities Exchanges - 0.0%(a)
Miami International Holdings Warrant, Expires 04/01/2026, Exercise Price $7.50 (b)(e)	14,469	50,497
TOTAL WARRANTS (Cost $130,104)		579,686

PREFERRED STOCKS - 0.1%	Shares	Value
Financial Services - 0.1%
Partners Value Investments LP, Series 1*, 4.50%, Perpetual	11,832	213,095

Other Investment Pools and Funds - 0.0%(a)
Partners Value Investments LP, Series 1*, 0.16%, 11/27/2030	43,516	32,637
TOTAL PREFERRED STOCKS (Cost $259,342)		245,732

CONVERTIBLE BONDS - 0.0%(a)	Par	Value
Department Stores - 0.0%(a)
Sears Holdings Corp., 8.00%, 12/15/2019 (e)(h)	5,720	0
TOTAL CONVERTIBLE BONDS (Cost $5,720)		0

TOTAL INVESTMENTS - 72.4% (Cost $60,714,422)		250,567,924
Money Market Deposit Account - 28.2% (i)		97,580,806
Liabilities in Excess of Other Assets - (0.6)%		(1,957,741)
TOTAL NET ASSETS - 100.0%		$346,190,989
two		–%

Percentages are stated as a percent of net assets.	–%

ADR - American Depositary Receipt
LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Limited Company

(a)	Represents less than 0.05% of net assets.
(b)	Non-income producing security.
(c)	All or a portion of this security is on loan as of March 31, 2025. The total market value of these securities was $1,401,295 which represented 0.4% of net assets.
(d)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2025, the value of these securities total $908,317 or 0.3% of the Fund’s net assets.

(e)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $1,240,972 or 0.3% of net assets as of March 31, 2025.

(f)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(g)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(h)	Issuer is currently in default.
(i)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2025 was 4.24%.

Security Valuation

Master Portfolios and Spin-off Fund equity securities that are listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities, including exchange-traded funds, that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted equity securities and listed equity securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and are freely transferable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.

Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite option price is not available, then a quote provided by one of the authorized pricing vendors will be used. If neither a composite price nor a quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value. Non-exchange-traded options for which over-the-counter quotations are not readily available are valued at the mean between the last bid and asked quotations. Debt obligations (including convertible securities) that are either investment grade or below investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments, such as repurchase agreements and demand notes, do not have values from third parties and are valued at amortized cost. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset value (“NAV”).

Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios and the Board of Directors of the Spin-off Fund. In determining the fair value of a security, the Board of Trustees/Directors shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At March 31, 2025, 1.01%, 0.16%, 0.00% and 0.36% of the net assets of The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio and The Market Opportunities Portfolio, respectively, were fair valued securities. The other Master Portfolio did not hold any fair-valued securities at March 31, 2025.

Summary of Fair Value Exposure

Various inputs are used in determining the value of Master Portfolio’s and Spin-off Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that Master Portfolio’s and Spin-off Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Master Portfolio’s and Spin-off Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Market Opportunities Portfolio

The following is a summary of the inputs used to value The Market Opportunities Portfolio's net assets as of March 31, 2025:

Assets^	Level 1		Level 2	Level 3		Total
Common Stocks	$198,938,801		$6,213,914	$1,190,475		$206,343,190
Unit Investment Trust	43,399,316		–	–		43,399,316
Warrants	–		529,189	50,497		579,686
Preferred Stocks	213,095		32,637	–		245,732
Convertible Bonds	–		–	–	*	–
Total Investments in Securities	$242,551,212		$6,775,740	$1,240,972		$250,567,924

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
Description	Investments in Securities
Balance as of December 31, 2024	$1,216,870
Accrued discounts/premiums	-
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	24,102	***
Net purchases and/or acquisitions	-
Net sales and/or write-offs	-
Transfer in and/or out of Level 3	-
Balance as of March 31, 2025	$1,240,972

Description	Fair Value at 3/31/2025		Valuation Techniques	Unobservable Input	Range**
Common Stocks	$1,055,450		Discounted Cash Flow	Volatility	16.8%
			Option Pricing Model	Discount for Lack of Marketability	5.0%
				Weighted Average Cost of Capital	13.5%
				Years to Maturity	9.5%
				Risk-Free Rate	4.9%
Common Stocks	$135,025		Cost Approach	Precedent Transaction	$55.00 - $55.00
Convertible Bonds	$-	*	Asset Liquidation Analysis	Liquidation Proceeds	$0.00 - $0.00
Warrants	$50,497		Discounted Cash Flow	Volatility	16.8%
			Option Pricing Model	Discount for Lack of Marketability	10.0%
				Weighted Average Cost of Capital	13.5%
				Years to Maturity	9.5%
				Risk-Free Rate	4.9%

^	See Consolidated Portfolio of Investments for breakout of investments by industry classification.
*	Amount is less than $0.50.
**
Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

***	Total change in unrealized appreciation/(depreciation) relating to Level 3 investment assets and investment liabilities still held by the Fund at March 31, 2025 is $24,102.